Exhibit 99.1

Millennial Media Unveils the Millennial Media Exchange (MMX),

the First Large-Scale Premium Programmatic Offering in Mobile

Millennial Media, in partnership with AppNexus, launches world’s largest premium mobile ad exchange

Baltimore, MD— September 17, 2013—Millennial Media (NYSE: MM) today announced the availability of the Millennial Media Exchange (MMX), the world’s largest premium mobile advertising exchange. The MMX provides advertisers and developers a unique opportunity to buy and sell on a real-time, programmatic basis with unique data at scale.

“By adding the industry-leading technology of AppNexus to the existing RTB exchange foundation that we have already built and acquired, the MMX will leapfrog existing solutions in the market and unlock tremendous value for our partners,” said Paul Palmieri, Chairman and CEO, Millennial Media. “Our full ad tech stack will be one of the most powerful in the digital advertising industry, with further innovations already under development.”

Millennial Media’s MYDAS platform and breadth of audience and premium inventory, combined with powerful and customizable technology from AppNexus will enable advertisers to buy mobile inventory more efficiently and in a programmatic fashion. The Millennial Media and AppNexus strategic partnership will also significantly enhance reach and performance for advertisers, creating a ‘must buy’ source of inventory across devices. In addition to the programmatic selling of mobile inventory across the MMX, with Millennial Media’s proposed acquisition of Jumptap, the company also plans to add one of the largest programmatic buyers of mobile exchange-based impressions.

“In April, we made a commitment to solve the challenges that have kept mobile from reaching its full potential,” said Brian O’Kelley, CEO, AppNexus. “When a large, premium advertising company and a leading technology provider come together, it accelerates the market into rapid expansion. Our partnership with Millennial Media will unlock their scale, high quality supply and unique data to ignite the mobile marketplace.”

For publishers and developers, the new exchange will yield superior results, greater control, and improved monetization opportunities exceeding what other platforms, publishers, and exchanges have been able to provide.

The MMX is immediately available to a select group of advertisers who have already established MMX seats.  More information about MMX seat integration and bidding is available by registering at http:www.millennialmedia.com.

About Millennial Media

Millennial Media is the leading independent mobile advertising and data platform.  Our technology, tools and services help app developers and mobile website publishers maximize their advertising revenue, acquire users and gain audience insights.  Our platform also enables us to offer advertisers powerful Mobile Audience Solutions (MAS) that utilize our significant scale, sophisticated targeting and uniquely engaging creative capabilities to deliver meaningful results for advertisers.  Our full stack technology and services platform provides advertisers with the most powerful set of tools and insights available for delivering advertising across devices, while reaching over 450 million consumers worldwide.

About AppNexus

AppNexus, which offers the most powerful, open and customizable advertising technology platform, serves the largest and most innovative buyers and sellers of online advertising, including Microsoft Advertising Exchange, Interactive Media (Deutsche Telekom) and Collective. Led by the pioneers of the Web’s original ad exchanges at Yahoo!’s Right Media and Google’s DoubleClick, AppNexus offers the industry’s most advanced technology platform that empowers companies to build, manage and optimize their entire online advertising businesses. Based in New York City, AppNexus is backed by an outstanding group of investors including Technology Crossover Ventures, Microsoft, Venrock, Kodiak Venture Partners, Tribeca Venture Partners, First Round Capital, Marc Andreessen, Ben Horowitz, Ron Conway and Khosla Ventures. For more information, visit www.appnexus.com.

Additional Information and Where You Can Find It

Millennial Media, Inc. (“Millennial”) plans to file a proxy statement with the Securities and Exchange Commission (the “SEC”) relating to a solicitation of proxies from its stockholders in connection with a special meeting of stockholders of Millennial to be held for the purpose of voting on the issuance of the shares of Millennial common stock to be issued in connection with the proposed acquisition of Jumptap, Inc. (the “Shares”).  BEFORE MAKING ANY VOTING DECISION WITH RESPECT TO THE ISSUANCE OF THE SHARES CONTEMPLATED BY THE PROPOSED ACQUISITION, MILLENNIAL SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT AND OTHER RELEVANT MATERIALS WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION.

The proxy statement and other relevant materials, and any other documents filed by Millennial with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, stockholders of Millennial may obtain free copies of the documents filed with the SEC by contacting Millennial’s Investor Relations department at (410) 522-8705, or Investor Relations, Millennial Media, Inc., 2400 Boston Street, Suite 201, Baltimore, Maryland  21224.  You may also read and copy any reports, statements and other information filed by Millennial with the SEC at the SEC public reference room at 100 F Street, NE, Room 1580, Washington, D.C. 20549.  Please call the SEC at 1-800-SEC-0330 or visit the SEC’s website for further information on its public reference room.

Interests of Certain Participants in the Solicitation

Millennial and its executive officers and directors may be deemed to be participants in the solicitation of proxies from the stockholders of Millennial in favor of the proposed transaction. A list of the names of Millennial’s executive officers and directors, and a description of their respective interests in Millennial, are set forth in the proxy statement for Millennial’s 2013 Annual Meeting of Stockholders, which was filed with the SEC on April 30, 2013, and in any documents subsequently filed by its directors and executive officers under the Securities and Exchange Act of 1934, as amended.

If and to the extent that executive officers or directors of Millennial will receive any additional benefits in connection with the proposed transaction that are unknown as of the date of this filing, the details of such benefits will be described in the proxy statement and security holders may obtain additional information regarding the interests of Millennial’s executive officers and directors in the proposed transaction by reading the proxy statement when it becomes available.

Forward-Looking Statements

This press release contains forward-looking statements, including those regarding our proposed acquisition of Jumptap, Inc. and the integration of our two businesses. These statements are subject to known and unknown risks, uncertainties and assumptions, and if any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from those expressed or implied by such statements.  These risks and uncertainties include but are not limited to: the risk that the proposed transaction may not be completed in a timely manner or at all; the satisfaction of conditions to completing the transaction, including the ability to secure regulatory approvals and approval by Millennial’s stockholders; the risk that, even if it is completed, we may not realize the expected benefits from the acquisition; and other risks described in Millennial’s filings with the Securities and Exchange Commission, including our Quarterly Report on Form 10-Q for the quarter ended June 30, 2013.  These documents are available on the ‘SEC Filings’ section of the Investor Relations page of our website at http://investors.millennialmedia.com. All forward-looking statements are based on information available to us as of the date hereof, and Millennial does not assume any obligation and does not intend to update any forward-looking statements, except as required by law.

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